                                                                    Exhibit I(6)


                            POWERS OF ATTORNEY for

     MICHAEL D. HAYS, Chief Financial Officer, RICHARD H. AYERS, Trustee
            DAVID E.A. CARSON, Trustee, RICHARD W. GREENE, Trustee BEVERLY L. HAMILTON, Trustee, F. WILLIAM MARSHALL, Trustee

                               POWER OF ATTORNEY
                               -----------------

         The Undersigned, Chief Financial Officer of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Chief Financial Officer of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Chief Financial Officer to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this 8th day of February, 1999.



/s/ Michael D. Hays
-----------------------
Michael D. Hays
Chief Financial Officer


Witness:


/s/ Anne V. Moszynski
---------------------

                                POWER OF ATTORNEY
                                -----------------

         The Undersigned, Trustee of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this    day of April, 1999.



/s/  Richard H. Ayers
-----------------------
Richard H. Ayers
Trustee


Witness:



/s/  Suzanne L. Ayers
---------------------

                                POWER OF ATTORNEY
                                -----------------

         The Undersigned, Trustee of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this    day of April, 1999.



/s/ David E.A. Carson
-----------------------
David E.A. Carson
Trustee


Witness:

/s/ Nancy St. Pierie
-----------------------

                                POWER OF ATTORNEY
                                -----------------

         The Undersigned, Trustee of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this    day of April, 1999.



/s/  Richard W. Greene
----------------------------------
Richard W. Greene
Trustee


Witness:



/s/  Francis N. Greene
----------------------

                                POWER OF ATTORNEY
                                -----------------

         The Undersigned, Trustee of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this    day of April, 1999.



/s/  Beverly L. Hamilton
------------------------
Beverly L. Hamilton
Trustee


Witness:



/s/ Lyman C. Hamilton, Jr.
--------------------------

                                POWER OF ATTORNEY
                                -----------------

         The Undersigned, Trustee of MML Series Investment Fund (the "Trust"), does hereby constitute and appoint Stephen L. Kuhn, Jaqueline M. Hummel and J.B. Kittredge, and each of them individually, as his true and lawful attorneys and agents.

         Such attorneys and agents shall have full power of substitution and to take any and all action and execute any and all instruments on the Undersigned's behalf as Trustee of the Trust that said attorneys and agents may deem necessary or advisable to enable the Trust to comply with the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations, orders or other requirements of the Securities and Exchange Commission (the "Commission") thereunder. This power of attorney applies to the registration, under the 1933 Act and the 1940 Act, of shares of beneficial interest of the Trust to be offered by the Trust. It specifically authorizes such attorneys and agents to sign the Undersigned's name on his behalf as Trustee to the Registration Statements and to any instruments or documents filed or to be filed with the Commission under the 1933 Act and the 1940 Act in connection with such Registration Statements, including any and all amendments to such statements, documents, or instruments.

         The Undersigned hereby ratifies and confirms all that said attorneys and agents shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF the undersigned has set his hand this day of April, 1999.


/s/ F. William Marshall
-------------------------------------
F. William Marshall
Trustee


Witness:


/s/ Joan S. Lewandowski
-------------------------------------